                                                                    EXHIBIT 10.1


                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3


      AMENDMENT NO. 3 (this "Amendment"), dated as of December 16, 2002, to the Fourth Amended and Restated Credit Agreement, dated as of June 15, 2001, by and among SALEM COMMUNICATIONS HOLDING CORPORATION, a Delaware corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), the other agents party thereto, and the Lenders party thereto, as amended by Amendment No. 1, dated as of December 27, 2001, and Amendment No. 2, dated as of April 30, 2002 (the "Credit Agreement").


                                    RECITALS

I. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

II. The Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and the Required Lenders are willing to do so.

      Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the parties hereto agree as follows:


      1.    The definition of "Net Debt Proceeds" contained in Section
1.1 of the Credit Agreement is deleted in its entirety.

      2. Section 1.1 of the Credit Agreement is amended by amending and restating in their entirety the definitions of "Total Leverage Ratio", "Total Senior Leverage Ratio" and "2001 Subordinated Indenture Notes" to read as follows:

            "Total Leverage Ratio": the ratio of (i) Total Adjusted Funded Debt less cash and cash equivalents (including the deposit in trust with the trustee under the 1997 Subordinated Indenture referenced in
            Section 8.1(a)(vii)(B)) of the Parent and its Subsidiaries on a Consolidated basis in excess of $5,000,000 to (ii) Consolidated Annual Adjusted Operating Cash Flow.

            "Total Senior Leverage Ratio": the ratio of (i) Total Funded Debt less (a) cash and cash equivalents (including the deposit in trust with the trustee under the 1997 Subordinated Indenture referenced in Section 8.1(a)(vii)(B)) of the Parent and its Subsidiaries on a Consolidated basis in excess of $5,000,000 and (b) the outstanding principal amount of the 1997 Subordinated Indenture Notes, the 2001 Subordinated Indenture Notes and the Refinancing Subordinated Indenture Notes to (ii) Consolidated Annual Adjusted Operating Cash Flow.

            "2001 Subordinated Indenture Notes": the Senior Subordinated Notes, due 2011, issued in the original aggregate principal amount not exceeding $200,000,000 and not less than $100,000,000 pursuant to the 2001 Subordinated Indenture and the 2001 Subordinated Indenture Offering Memorandum.


      3. Section 1.1 of the Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical order:


            "Refinancing Subordinated Indenture": either, but not both of, (i) the 2001 Subordinated Indenture under which the 2001 Subordinated Indenture Second Issuance Notes are issued pursuant to the Refinancing Subordinated Indenture Prospectus Supplement, provided that any company order and related documents executed and delivered in connection therewith shall be in all respects in form and substance satisfactory to the Administrative Agent, or (ii) the subordinated indenture between the Borrower and The Bank of New York (or other financial institution), as trustee, executed and delivered pursuant to the Refinancing Subordinated Indenture Prospectus Supplement, provided that (x) such indenture shall contain covenants, events of default, subordination terms and other provisions generally no more onerous than those contained in, at the Borrower's election, either the 1997 Subordinated Indenture or the 2001 Subordinated Indenture and shall be in all respects in form and substance satisfactory to the Administrative Agent and (y) the Refinancing Subordinated Indebtedness Notes issued pursuant thereto shall mature no earlier than December 31, 2007, shall bear interest at an interest rate not exceeding 9.5% per annum and shall provide for no required amortization, sinking fund, repurchase or redemption prior to stated maturity.

            "Refinancing Subordinated Indenture Guaranty": either, but not both of, (i) the 2001 Subordinated Indenture Second Issuance Guaranty or
            (ii) the subordinated guaranty or guaranties executed and delivered by the Parent or one or more of its Subsidiaries pursuant to the Refinancing Subordinated Indenture, provided that such guaranty shall be in all respects in form and substance satisfactory to the Administrative Agent.

            "Refinancing Subordinated Indenture Net Proceeds Escrow": the deposit in escrow with The Bank of New York (or other financial institution satisfactory to the Administrative Agent) of the net proceeds of the Refinancing Subordinated Indenture Notes for the purpose of effecting any one or more of the transactions set forth in Sections 8.1(a)(vii)(A) or 8.1(a)(vii)(B), provided that the escrow agreement governing such escrow shall be in all respects in form and substance satisfactory to the Administrative Agent.

            "Refinancing Subordinated Indenture Notes": either, but not both of,
            (i) the 2001 Subordinated Indenture Second Issuance Notes or (ii) the senior subordinated notes in an aggregate original principal amount not exceeding $100,000,000, provided that such notes shall be in all respects in form and substance satisfactory to the Administrative Agent.

            "Refinancing Subordinated Indenture Prospectus Supplement": the final prospectus supplement, together with the base prospectus attached thereto, delivered with regard to the issuance by the Borrower of the Refinancing Subordinated Indenture Notes, provided that such prospectus supplement shall be in all respects in form and substance satisfactory to the Administrative Agent.

            "2001 Subordinated Indenture Second Issuance Guaranty": the subordinated guaranty or guaranties executed and delivered by the Parent or one or more of its Subsidiaries pursuant to the 2001 Subordinated Indenture and the Refinancing Subordinated Indenture Prospectus Supplement.

            "2001 Subordinated Indenture Second Issuance Notes": the Senior Subordinated Notes, due 2011, issued in the original aggregate principal amount not exceeding $100,000,000 pursuant to the 2001 Subordinated Indenture and the Refinancing Subordinated Indenture Prospectus Supplement.


      4. Section 2.4(b)(vii) of the Credit Agreement is deleted in its entirety.

      5. Section 2.4(c)(ii) of the Credit Agreement is amended by amending and restating the first sentence thereof to read as follows:

            Reductions of the RC Commitments made pursuant to Section 2.4(a) or 2.4(b)(ii), (iii), (iv) and (v) shall be applied in the inverse order among the remaining RC Commitment reductions set forth in
            Section 2.4(b)(i).

      6. Section 2.5(b) of the Credit Agreement is amended by deleting the last sentence thereof.

      7. Section 7.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

            7.13 Refinancing Subordinated Indenture.


            Deliver or cause to be delivered to the Administrative Agent and each Lender (i) immediately after the completion thereof, the Refinancing Subordinated Indenture Prospectus Supplement, (ii) immediately after the execution and delivery thereof, either (x) any company order and related documents executed and delivered in connection therewith in the event that the Borrower shall have issued Refinancing Subordinated Indenture Notes pursuant to clause
            (i) of the definition of "Refinancing Subordinated Indenture Notes" or (y) the Refinancing Subordinated Indenture in the event that the Borrower shall have issued Refinancing Subordinated Indenture Notes pursuant to clause (ii) of the definition of "Refinancing Subordinated Indenture Notes", and (iii) immediately after the execution and delivery thereof, the Refinancing Subordinated Indenture Guaranty.


      8. Section 8.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

            (a) Create, incur, assume or suffer to exist any liability for Indebtedness, or permit any Loan Party so to do, except: (i) Indebtedness under the Loan Documents; (ii) Indebtedness (including Contingent Obligations) of the Loan Parties existing on the date hereof as set forth in Schedule 8.1 and other Indebtedness of the Borrower in an aggregate outstanding principal amount for all such Indebtedness under this clause (ii) not in excess of $25,000,000;
            (iii) Indebtedness of the Loan Parties under the 1997 Subordinated Indenture Notes and the 1997 Subordinated Indenture Guaranty; (iv) intercompany Indebtedness between any of the Loan Parties, provided that, in the case of intercompany Indebtedness of the Other Media Subsidiaries, such intercompany Indebtedness is permitted by Section 8.5(h); (v) refinancings of any Indebtedness permitted under clause (ii) above with other Indebtedness permitted under clause (i) or (ii) above; (vi) Indebtedness of the Loan Parties under the 2001 Subordinated Indenture Notes and the 2001 Subordinated Indenture Guaranty; and (vii) Indebtedness of the Loan Parties under the Refinancing Subordinated Indenture Notes and the Refinancing Subordinated Indenture Guaranty, provided that the Borrower shall immediately apply the net proceeds thereof to any one or more of the following: (A) the prepayment of RC Loans, which RC Loans may only be reborrowed in connection with a borrowing of RC Loans the proceeds of which are used to redeem or repurchase 1997 Subordinated Indenture Notes pursuant to and in accordance with
            Section 8.17(a); (B) the deposit in trust with the trustee under the 1997 Subordinated Indenture for the sole purpose of redeeming or repurchasing the 1997 Subordinated Indenture Notes pursuant to and in accordance with the 1997 Subordinated Indenture and Section 8.17(a)(ii); or (C) the deposit in the Refinancing Subordinated Indenture Net Proceeds Escrow.


      9. Section 8.2 of the Credit Agreement is amended by (i) inserting the word "and" at the end of clause (x) thereof, (ii) replacing "; and" at the end of clause (xi) with a period and (iii) deleting clause (xii) thereof.


      10. Section 8.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

            8.11 Prepayments of Indebtedness.

            Prepay, redeem or purchase, or obligate itself to prepay, redeem or purchase, in whole or in part, any Indebtedness (other than the Loans) prior to the due date thereof, or permit any Loan Party so to do, other than (i) the prepayment by any Loan Party of Indebtedness owing by such Loan Party to any other Loan Party, (ii) the prepayment of Indebtedness permitted under Section 8.1(a)(ii) with the proceeds of other Indebtedness permitted under Section 8.1(a)(i) or (ii) or, subject to Sections 2.4(b)(v) and 2.5, with the proceeds of Class A common Stock issued by the Parent, and (iii) as permitted by Section 8.17.

      11. Section 8.17(a) of the Credit Agreement is amended and restated in its entirety to read as follows:


                  (a) Enter into or agree to any amendment, modification or
            waiver of any term or condition of the 1997 Subordinated

            Indenture, the 1997 Subordinated Indenture Notes, the 1997 Subordinated Indenture Guaranty, the 2001 Subordinated Indenture (except for any company order and related documents referenced in the definition of "Refinancing Subordinated Indenture"), the 2001 Subordinated Indenture Notes, the 2001 Subordinated Indenture Guaranty, the Refinancing Subordinated Indenture, the Refinancing Subordinated Indenture Notes or the Refinancing Subordinated Indenture Guaranty, or purchase, redeem or make any payment with respect to Indebtedness under the 1997 Subordinated Indenture Notes, the 1997 Subordinated Indenture Guaranty, the 2001 Subordinated Indenture Notes, the 2001 Subordinated Indenture Guaranty, the Refinancing Subordinated Indenture Notes or the Refinancing Subordinated Indenture Guaranty, or permit any Loan Party so to do, provided that (i) the Borrower may make required payments to the extent expressly permitted pursuant to the subordination terms set forth therein and (ii) the Borrower may redeem or repurchase all or a portion of the 1997 Subordinated Indenture Notes (and pay any call or prepayment premium payable in connection therewith) (A) in the manner described in Section 8.1(a)(vii) with the net proceeds of the Refinancing Subordinated Indenture Notes and/or the proceeds of RC Loans in an aggregate amount not exceeding $105,000,000, provided that the Borrower shall have issued at least $75,000,000 in principal amount of Refinancing Subordinated Indenture Notes and applied the net proceeds thereof in accordance with Section 8.1(a)(vii), or (B) with the proceeds of RC Loans in an aggregate amount not exceeding $26,250,000, provided further that, in the case of this clause (ii), no Default or Event of Default shall exist immediately before or after giving effect thereto.


      12. Section 8.17(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                  (b) Permit any Subsidiary of the Parent (including any
            Unrestricted Parent Subsidiary) to be a party to either the 1997 Subordinated Indenture Guaranty, the 2001 Subordinated Indenture Guaranty or the Refinancing Subordinated Indenture Guaranty if such Subsidiary is not a Subsidiary Guarantor party to the Subsidiary Guaranty.

      13. Paragraphs 1 through 12 of this Amendment shall not become effective until:

                  (a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

                  (b) The Borrower shall have paid all fees and expenses
            required to be paid in connection with the effectiveness of this Amendment.

      14. In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

      15. In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower and the Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents, as amended, and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

      16. Each of the Borrower and the Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to any Credit Party under any Loan Document to which it is a party.

      17. This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      18. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to principles of conflict of laws.

      19. The parties have caused this Amendment to be duly executed as of the date first written above.

                         [signature pages follow]

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              SALEM COMMUNICATIONS HOLDING CORPORATION


                              By:   /s/  Jonathan L. Block
                                 ---------------------------------
                              Name:  Jonathan L. Block
                              Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              SALEM COMMUNICATIONS CORPORATION


                              By:   /s/  Jonathan L. Block
                                 ---------------------------------
                              Name:  Jonathan L. Block
                              Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT




ATEP RADIO, INC.
BISON MEDIA, INC.
CARON BROADCASTING, INC.
CCM COMMUNICATIONS, INC.
COMMON GROUND BROADCASTING, INC.
GOLDEN GATE BROADCASTING COMPANY, INC.
INSPIRATION MEDIA, INC.
KINGDOM DIRECT, INC.
NEW ENGLAND CONTINENTAL MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY, INC.
PENNSYLVANIA MEDIA ASSOCIATES, INC.
RADIO 1210, INC.
REACH SATELLITE NETWORK, INC.
SALEM COMMUNICATIONS ACQUISITION CORPORATION
SALEM MEDIA CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF GEORGIA, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF KENTUCKY, INC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF PENNSYLVANIA, INC.
SALEM MEDIA OF VIRGINIA, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MUSIC NETWORK, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
SALEM RADIO PROPERTIES, INC.
SALEM RADIO REPRESENTATIVES, INC.
SCA LICENSE CORPORATION
SOUTH TEXAS BROADCASTING, INC.
SRN NEWS NETWORK, INC.
VISTA BROADCASTING, INC.




By:   /s/  Jonathan L. Block
   ---------------------------------
Name:  Jonathan L. Block
Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                              INSPIRATION MEDIA OF PENNSYLVANIA, LP
                              By:   Salem Radio Operations-Pennsylvania,
                                    Inc.  its General Partner


                              By:   /s/  Jonathan L. Block
                                 ---------------------------------
                              Name:  Jonathan L. Block
                              Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT



                              INSPIRATION MEDIA OF TEXAS, LLC
                              SALEM MEDIA OF ILLINOIS, LLC
                              SALEM MEDIA OF NEW YORK, LLC
                              SALEM RADIO OPERATIONS, LLC
                              By:   Salem Media Corporation, as Manager


                              By:   /s/  Jonathan L. Block
                                 ---------------------------------
                              Name:  Jonathan L. Block
                              Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              ONEPLACE, LLC
                              By:   Salem Communications Corporation,
                                    as Manager

                              By:   /s/  Jonathan L. Block
                                 ---------------------------------
                              Name:  Jonathan L. Block
                              Title:  Vice President and Secretary

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              THE BANK OF NEW YORK,
                              in its individual capacity
                              and as Administrative Agent


                              By:   /s/  Stephen M. Nettler
                                 ---------------------------
                              Name:  Stephen M. Nettler
                              Title:  Vice President

                 SALEM COMMUNICATIONS HOLDING CORPORATION
                              AMENDMENT NO. 3
               FOURTH AMENDED AND RESTATED CREDIT AGREEMENT



                              FLEET NATIONAL BANK



                              By:   /s/  Srbui Seferian
                                 ---------------------------------
                              Name:  Srbui Seferian
                              Title:  Vice President

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              UNION BANK OF CALIFORNIA, N.A.



                              By:   /s/  Mathew H. Fleming
                                 ---------------------------
                              Name:  Mathew H. Fleming
                              Title:  Vice President

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                             THE BANK OF NOVA SCOTIA



                              By:   /s/  Ian A. Hodgart
                                 ---------------------------------
                              Name:  Ian A. Hodgart
                              Title:  Authorized Signatory

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                              FIRST HAWAIIAN BANK


                              By:   /s/  Shannon Davis
                                 ---------------------------------
                              Name:  Shannon Davis
                              Title:  Assistant Vice President

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                              CITY NATIONAL BANK


                              By:   /s/  Patrick Davis
                                 ---------------------------------
                              Name:  Patrick Davis
                              Title:  Vice President

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              ING BARINGS LLC

                              By:   /s/  Annie May
                                 ---------------------------------
                              Name:  Annie May
                              Title:  Vice President

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                              DEUTSCHE BANK TRUST COMPANY AMERICAS

                              By:   /s/  Gregory Shefrin
                                 ---------------------------------
                              Name:  Gregory Shefrin
                              Title:  Director

                    SALEM COMMUNICATIONS HOLDING CORPORATION
                                 AMENDMENT NO. 3
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                              JPMORGAN CHASE BANK

                              By:   /s/  David M. Mallett
                                 ---------------------------------
                              Name:  David M. Mallett
                              Title:  Vice President